    As filed with the Securities and Exchange Commission on August 14, 1997

                                                      Registration No. 333-26105

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                             QUARTERDECK CORPORATION
             (Exact name of registrant as specified in its charter)

                               13160 Mindanao Way
                        Marina del Rey, California 90292
      Delaware                    (310) 309-3700                 95-4320650
 (State or other            (Address including zip code,    (I.R.S. Employer
 jurisdiction of              and telephone number,       Identification Number)
incorporation or             including area code of
 organization)               Registrant's principal
                               executive offices)

                      Amended and Restated 1990 Stock Plan
              Amended and Restated 1990 Directors Stock Option Plan
                            (Full Title of the Plan)

                                 -------------

                              RON BEN YEHUDA, ESQ.
                  Vice President, Secretary and General Counsel
                               13160 Mindanao Way
                        Marina del Rey, California 90292
                                 (310) 309-3700
            (Name, address including zip code, and telephone number,
                   including area code, of agent for service)

                                  ------------

==============================================================================

                                    AMENDMENT

               This post-effective amendment is being filed for the sole purpose of including Exhibit 23.3 in the Registration Statement.

Item 8.      Exhibits
-------      --------

                5.1*        Opinion of Bradley D. Schwartz.

               23.1*        Consent of Bradley D. Schwartz (included in
                            Exhibit 5.1).

               23.2*        Consent of KPMG Peat Marwick LLP.

               23.3         Consent of Arthur Andersen LLP.

               24*          Power of Attorney.

               ------------------
               *  Previously filed.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Los Angeles, State of California, on this 18th day of July 1997.



                                    QUARTERDECK CORPORATION

                                    By: /s/ Curtis A. Hessler
                                       --------------------------------------
                                               Curtis A. Hessler,
                                        President and Chief Executive Officer

               Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities and on the dates indicated.

           Signature                         Title                            Date
           ---------                         -----                            ----

/s/ Curtis A. Hessler            President, Chief Executive              July 18, 1997
-----------------------------    Officer and Director
Curtis A. Hessler                (Principal Executive Officer)

               *
-----------------------------    Senior Vice President and               July 18, 1997
Frank R. Greico                  Chief Financial Officer
                                 (Principal Financial and
                                 Accounting Officer)

               *                 Director                                July 18, 1997
-----------------------------
Frank W. T. LaHaye

               *                 Director                                July 18, 1997
-----------------------------
Howard L. Morgan

               *                 Director                                July 18, 1997
-----------------------------
King R. Lee

               *                 Director                                July 18, 1997
-----------------------------
William H. Lane III


* By  /s/ Curtis A. Hessler
      -----------------------------
      Curtis A. Hessler
      Attorney-in-Fact

                                  EXHIBIT INDEX

 Exhibit Number                          Description
 --------------                          -----------

       5.1*        Opinion of Bradley D. Schwartz.

      23.1*        Consent of Bradley D. Schwartz (included in Exhibit
                   5.1).

      23.2*        Consent of KPMG Peat Marwick LLP.

      23.3         Consent of Arthur Andersen LLP.

       24*         Power of Attorney.

----------------
*  Previously filed.